UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  MAY 15, 2006

                                   CACHE, INC.
                  --------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           FLORIDA                  0-10345                 59 -1588181
         ----------          ----------------------       -------------
       (STATE OR OTHER      (COMMISSION FILE NUMBER)      (IRS EMPLOYER
         JURISDICTION OF                                   IDENTIFICATION
         INCORPORATION)                                          NUMBER)



                     1440 BROADWAY, NEW YORK, NEW YORK 10018
                        --------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 575-3200




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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         ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 15, 2006, the Company issued a press release (the "Press Release") announcing plans to exit its Lillie Rubin business. As part of this announcement, the Company provided certain historical results for fiscal 2005 and the first quarter of fiscal 2006, as they relate to the Cache and Lillie Rubin businesses, and updated its guidance. The Press Release is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

         ITEM 2.05         COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

         As indicated in Item 2.02 above, on May 15, 2006, the Company made the determination to exit the Lillie Rubin business due to Lillie Rubin's negative impact on the Company's earnings over the past two years and the Company's strategic decision to focus its efforts on growth opportunities offered by its Cache brand. The Company intends to convert 17 Lillie Rubin locations to Cache Luxe stores, and 2 Lillie Rubin locations to Cache stores. The remaining Lillie Rubin locations are expected to be closed by the end of the fiscal third quarter. The Company anticipates incurring a pre-tax charge equal to approximately $4.5 million, $3.8 million of which will be non-cash, to close the remaining Lillie Rubin locations. The non-cash portion of the charge consists of the write-off of leasehold improvements, fixtures and intangibles. The cash portion of the charge consists of severance and other employee-related costs. The charge does not include any settlement costs for exiting leases, as such amount is not able to be determined at this time.

         ITEM 2.06         MATERIAL IMPAIRMENTS

         In connection with the determination to exit the Lillie Rubin business described in Items 2.02 and 2.05 above, on May 15, 2006, the Company concluded that a material charge to one or more of its assets is required under generally accepted accounting principles applicable to the Company. The impaired assets consist of leasehold improvements, fixtures and intangibles. The Company estimates the impairment charge to be approximately $3.8 million, all of which will be non-cash.

         The information in Item 2.02 of this Current Report on Form 8-K and
Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


         ITEM 9.01         EXHIBITS

99.1 Press release regarding exit from Lillie Rubin business and introduction of Cache Luxe concept.

                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


         DATED: MAY 19, 2006               CACHE, INC.




                                           BY: /s/  Brian Woolf
                                           ---------------------------------
                                           BRIAN WOOLF
                                           CHAIRMAN AND CHIEF EXECUTIVE OFFICER